                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                    COUNSELLORS TANDEM SECURITIES FUND, INC.
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 16, 1996

To the Stockholders of
COUNSELLORS TANDEM SECURITIES FUND, INC.

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the 'Annual Meeting') of COUNSELLORS TANDEM SECURITIES FUND, INC. (the 'Company') will be held at the offices of the Company, 466 Lexington Avenue (10th Floor), New York, New York, on Tuesday, April 16, 1996 at 3:00 p.m., New York City time, for the purpose of:

          (1) electing directors;

          (2) ratifying the selection by the Board of Directors of the Company of the firm of Coopers & Lybrand L.L.P. to be the independent accountants of the Company for the year ending December 31, 1996; and

          (3) transacting any and all such other business as may properly come before the meeting (or any postponement or adjournment thereof) in connection with the foregoing or otherwise.

     The close of business on February 16, 1996 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.

     This notice and related proxy material is first being mailed on or about March 4, 1996.

                                          By order of the Board of Directors,

                                          EUGENE P. GRACE
                                          Vice President and Secretary

Dated: March 4, 1996
New York, New York

  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO
      SIGN, DATE AND MAIL THE ACCOMPANYING PROXY IN THE ENVELOPE PROVIDED.

                      -----------------------------------
                                PROXY STATEMENT
                      -----------------------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 16, 1996

     THIS STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS OF COUNSELLORS TANDEM SECURITIES FUND, INC. (THE 'COMPANY') OF PROXIES TO BE USED AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE 'ANNUAL MEETING') TO BE HELD AT THE COMPANY, 466 LEXINGTON AVENUE (10TH FLOOR), NEW YORK, NEW YORK, ON TUESDAY, APRIL 16, 1996 AT 3:00 p.m., NEW YORK CITY TIME (OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF) FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS. Stockholders of record who execute proxies retain the right to revoke them at any time (insofar as they have not been exercised) by filing with the Secretary of the Company either a written notice of revocation bearing a later date than the proxy or a subsequent proxy relating to the same stock, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy). In order that your shares be represented at the Annual Meeting, you must allow sufficient time for the proxy to be received on or before 3:00 p.m. on April 16, 1996.

     The close of business on February 16, 1996 has been fixed as the record date (the 'Record Date') for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. On that date, the Company had outstanding 2,729,862 shares of Common Stock, $.01 par value (the 'Common Stock'), and 600,000 shares of Preferred Stock, $.01 par value (the 'Preferred Stock'), each share of Common Stock and Preferred Stock carrying one vote. Except as otherwise provided herein, the holders of shares of both such classes shall vote together, as a single class, on all matters contemplated hereby. The presence, either in person or by proxy, of the holders of a majority of the aggregate number of shares of Common Stock and Preferred Stock at the time outstanding shall constitute a quorum. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, abstentions and broker 'non-votes' (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason abstentions and broker 'non-votes' will have the effect of a 'no' vote for purposes of obtaining the requisite approval of each proposal.

     Duly executed proxies solicited by the Board of Directors will be voted in accordance with the instructions thereon, or, if no instructions are indicated, IN FAVOR OF the directors named herein; FOR ratification of the appointment of Coopers & Lybrand L.L.P. ('Coopers & Lybrand') as the Company's independent accountants and FOR any other matters which may properly come before the Annual Meeting in connection with the foregoing or otherwise and which are deemed appropriate. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more proposals prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     The Notice of Annual Meeting, this Proxy Statement and the related proxy card are first being mailed to stockholders on or about March 4, 1996. The mailing address of the principal executive offices of the Company and Warburg, Pincus Counsellors, Inc., the Company's investment adviser (the

'Adviser'), is 466 Lexington Avenue, New York, New York 10017-3147. The mailing address of PFPC Inc., the Company's administrator, is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                            A. ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Board of Directors of the Company is currently comprised of seven directors. The term of office for all seven directors expires as of the election of directors at the Annual Meeting. At the Annual Meeting, seven directors are to be elected to hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified. Three directors (two of whom must at all times be neither parties to the Advisory Agreement, dated October 3, 1986 (the 'Advisory Agreement'), between the Company and the Adviser, nor 'interested persons' (as defined in the Investment Company Act of 1940, as amended (the 'Act')) of a party to the Advisory Agreement) will be elected by the holders of the Preferred Stock voting as a single class, and the remaining four directors (no more than two of whom at any time may be neither parties to the Advisory Agreement nor 'interested persons' (as defined in the Act) of a party to the Advisory Agreement) will be elected by the holders of the Common Stock and the Preferred Stock voting together as a single class. The requirement that no more than two directors elected by the Common Stock and the Preferred Stock voting together may be non-interested persons is designed to ensure that the approval of at least one of the directors elected by the Preferred Stock voting separately is necessary for the annual renewal of the Advisory Agreement. Directors will be elected by a plurality of the votes cast by the class or classes of stock entitled to vote for their election.

     It is the intention of the persons named in the accompanying form of proxy to nominate and, absent contrary instructions, to vote such proxy on behalf of the holders of Common Stock IN FAVOR OF the election of the first three persons named below (the Common and Preferred Directors). In addition, it is the intention of the persons named in the accompanying form of proxy to nominate and, absent contrary instructions, to vote such proxy on behalf of the holders of the Preferred Stock IN FAVOR OF the election of the seven persons named below (the first four persons named are designated as 'Common and Preferred Directors' and the last three persons named are designated as 'Preferred Directors'). All of the persons named below are incumbent directors, and each has consented to be named in this Proxy Statement and has agreed to serve if elected. If, due to presently unforeseen circumstances, any nominee should not be available for election, the persons named as proxies have discretionary power to vote signed but unmarked proxies and those marked for the nominee(s) in favor of a substitute nominee or nominees in accordance with their judgment.

                                            SHARES OF
                                           COMMON STOCK
                                        BENEFICIALLY OWNED  PERCENT
                                              AS OF           OF
                 NAME                   FEBRUARY 16, 1996*   CLASS      PRINCIPAL OCCUPATION AND OTHER INFORMATION
--------------------------------------  ------------------  -------   ----------------------------------------------
Lionel I. Pincus**                            552,133***     20.23%   Chairman of the Board of the Company, Chairman
466 Lexington Avenue                                                    of the  Board, Chief  Executive Officer  and
New York, NY 10017-3147                                                 Director of E.M. Warburg, Pincus & Co., Inc.
Age 64; Director since 1986.                                            ('EMW'). Associated with EMW since 1966. Mr.
                                                                        Pincus  is a Director or Trustee of Citizens
                                                                        Budget  Commissions,   School  of   American
                                                                        Ballet,   Columbia   University,  Montefiore
                                                                        Medical   Center,    Ittleson    Foundation,
                                                                        National   Park  Foundation  and  School  of
                                                                        American Ballet.

                                                  (table continued on next page)

(table continued from previous page)

                                            SHARES OF
                                           COMMON STOCK
                                        BENEFICIALLY OWNED  PERCENT
                                              AS OF           OF
                 NAME                   FEBRUARY 16, 1996*   CLASS      PRINCIPAL OCCUPATION AND OTHER INFORMATION
--------------------------------------  ------------------  -------   ----------------------------------------------
John L. Furth**                               215,795***      7.90%   Vice Chairman of the Board and Chief Executive
466 Lexington Avenue                                                    Officer of  the Company,  Vice Chairman  and
New York, NY 10017-3147                                                 Director  of EMW. Associated  with EMW since
Age 65; Director since 1986.                                            1970. From  1955  to  1970,  Mr.  Furth  was
                                                                        associated  with Burnham & Co. as a Director
                                                                        of Securities Research, Partner and head  of
                                                                        the   firm's  Institutional  Department  and
                                                                        investment counselling operations. Mr. Furth
                                                                        is  a   Chartered  Financial   Analyst   and
                                                                        Chartered   Investment  Counsellor.   He  is
                                                                        co-author  of   Shaking  The   Money   Tree,
                                                                        published in 1972 by Harper & Row, President
                                                                        of  the Grand  Street Settlement  and Second
                                                                        Trustee of Blythedale Children's Hospital.
Richard N. Cooper                                 500         0.02%   National Intelligence  Counsel.  Professor  of
Room 7E470HB                                                            Economics  at Harvard University since 1981.
Central Intelligence Agency                                             Under-Secretary for Economic Affairs in  the
930 Dolly Madison Blvd.                                                 U.S.  State  Department from  1977  to 1981.
McClain, VA 22107                                                       Professor of International Economics at Yale
Age 61; Director since 1987.                                            University from 1966  to 1977. Senior  Staff
                                                                        Economist for President Kennedy's Council on
                                                                        Economic  Affairs  from  1961  to  1963. Mr.
                                                                        Cooper is a Director  or Trustee of  Circuit
                                                                        City  Stores,  Inc.  and  Phoenix  Home Life
                                                                        Insurance Co. Mr.  Cooper is  the author  of
                                                                        The International Monetary System (1987) and
                                                                        Economic  Policy in  an Interdependent World
                                                                        (1986).
Donald J. Donahue                              26,091         0.96%   Chairman of Magma Copper Company since January
99 Indian Field Road                                                    1987. Mr. Donahue is  a Director or  Trustee
Greenwich, CT 06830                                                     of   GEV   Corporation   and   Signet   Star
Age 71; Director since 1986.                                            Reinsurance Company. He was the Chairman and
                                                                        a Director of  NAC Holdings from  1990-1993.
                                                                        From  December  1985  to  January  1987, Mr.
                                                                        Donahue was a partner at Energy Capital (oil
                                                                        and drilling). From 1984 to August 1985, Mr.
                                                                        Donahue   was    Chairman   and    CEO    of
                                                                        KMI-Continental  Inc. From 1975  to 1984, he
                                                                        was Vice Chairman of Continental Group.
Jack W. Fritz                                  20,100         0.74%   Private investor, consultant  and Director  of
2425 North Fish Creek Road                                              Fritz    Broadcasting,   Inc.    and   Fritz
P.O. Box 483                                                            Communications (developers and operators  of
Wilson, WY 83014                                                        radio  stations). From 1972 to January 1987,
Age 68; Director since 1987.                                            Mr. Fritz was President and Chief  Executive
                                                                        Officer of John Blair & Co.
                                                                        (communications). Mr. Fritz is a Director of
                                                                        Advo, Inc.

                                                  (table continued on next page)

(table continued from previous page)

                                            SHARES OF
                                           COMMON STOCK
                                        BENEFICIALLY OWNED  PERCENT
                                              AS OF           OF
                 NAME                   FEBRUARY 16, 1996*   CLASS      PRINCIPAL OCCUPATION AND OTHER INFORMATION
--------------------------------------  ------------------  -------   ----------------------------------------------
Thomas A. Melfe                                   150         0.05%   Partner  in  the law  firm of  Donovan Leisure
30 Rockefeller Plaza                                                    Newton & Irvine since 1985. Previously,  Mr.
40th Floor                                                              Melfe was a Partner in the law firm of Hale,
New York, NY 10112                                                      Russell  & Gray from 1981 to 1985. Mr. Melfe
Age 64; Director since 1987.                                            is a Director of Municipal Fund for New York
                                                                        Investors, Inc.
Alexander B. Trowbridge                           800         0.03%   President   of   Trowbridge   Partners,   Inc.
1317 F Street, N.W.                                              0      (business  consulting) from  1990 to January
Suite 500                                                               1994. Mr.  Trowbridge was  President of  the
Washington, DC 20004                                                    National  Association of  Manufacturers from
Age 66; Director since 1986.                                            1980  through  1990.  He  was  Secretary  of
                                                                        Commerce  of the United  States from 1967 to
                                                                        1968, and served as Vice Chairman of  Allied
                                                                        Chemical (now Allied-Signal) Corp. from 1976
                                                                        to  1980. He  is a  Director of  New England
                                                                        Mutual  Life  Ins.  Co.,  ICOS   Corporation
                                                                        (biopharmaceuticals),  The  Rouse  Co. (real
                                                                        estate  development),   P.H.H.   Corporation
                                                                        (fleet  auto  management; housing  and plant
                                                                        relocation service),  WMX Technologies  Inc.
                                                                        (solid  and  hazardous waste  collection and
                                                                        disposal), Sunresorts Int'l. Ltd. (hotel and
                                                                        real  estate   management),   Harris   Corp.
                                                                        (electronics  and communications equipment),
                                                                        The Gillette  Co. (personal  care  products)
                                                                        and  Sun  Co. Inc.  (petroleum  refining and
                                                                        marketing).

------------

  * This information has been furnished by each director.

 ** Messrs. Pincus and Furth are considered to be interested persons of the Company, as defined under Section 2(a)(19) of the Act by virtue of their positions as directors and officers of the Adviser.

*** The shares  of the  Company shown  above as  beneficially owned  by  Messrs.
    Pincus and Furth include 83,431 shares of Common Stock (3.06% of such class) beneficially owned by EMW, 21,500 shares of Common Stock (0.79% of such class) beneficially owned by Warburg, Pincus & Co. ('WP'), the parent company of EMW, and 493,602 shares of Common Stock (18.08% of such class) owned by clients for which the Adviser has investment discretion. By reason of Rule 13d-3 under the Securities Exchange Act of 1934 (the 'Exchange Act'), Messrs. Pincus and Furth may be deemed to be the beneficial owners of such shares for certain reporting purposes under the Exchange Act, but they disclaim ownership thereof for any other purpose.

                            ------------------------

     Mr. Furth is Chairman of the Board of Directors or Trustees of other investment companies advised by the Adviser and president of one other investment company advised by the Adviser. Messrs. Cooper, Donahue, Fritz, Melfe and Trowbridge are each a Director or Trustee of other investment companies advised by the Adviser.

     As of February 16, 1996, the directors and officers of the Company as a group beneficially owned an aggregate of 721,405 shares of Common Stock, or 26.43% of such class, including shares of Common Stock owned by EMW and WP and shares held in accounts of clients of the Adviser as to which the Adviser exercises investment discretion. As of such date, the directors and officers of the Company did not own any shares of Preferred Stock.

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Company. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Company believes that, during 1995, all filing requirements applicable to such persons were complied with, with the exception of Mr. Melfe, who made one filing to report a transaction after the date on which it was due.

DIRECTORS' COMPENSATION
(for the fiscal year ended December 31, 1995)

                                                                                                  TOTAL NUMBER OF
                                                                  TOTAL COMPENSATION FROM      MEMBERSHIPS ON BOARDS
                                            TOTAL COMPENSATION    ALL INVESTMENT COMPANIES    OF INVESTMENT COMPANIES
                DIRECTOR                       FROM COMPANY          MANAGED BY ADVISER         MANAGED BY ADVISER
-----------------------------------------   ------------------    ------------------------    -----------------------

Lionel I. Pincus                                   None*                     None*                        1
John L. Furth                                      None*                     None*                       18
Richard N. Cooper                                 $8,000                  $ 41,083                       18
Donald J. Donahue                                  8,000                    43,833                       18
Jack W. Fritz                                      7,000                    35,333                       18
Thomas A. Melfe                                    8,000                    43,583                       18
Alexander B. Trowbridge                            8,000                    43,833                       18

------------

* Messrs. Pincus and Furth are considered to be interested persons of the Company and the Adviser, as defined under Section 2(a)(19) of the Act, and, accordingly, receive no compensation from the Company or any other investment company advised by the Adviser.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES THEREOF

     During 1995, the Company's Board of Directors held four meetings.

     The Audit Committee of the Board of Directors consists of Messrs. Trowbridge, Cooper, Donahue, Fritz and Melfe, none of whom is an officer or employee of the Adviser or the Company's administrator. Generally, the Audit Committee's responsibility is to monitor financial reporting, review reports on the Company's system of internal accounting controls, review the scope of the audit work, authorize and approve audit and non-audit services, review fees in relation to services performed by the accountants, review the results of the accountant's work, review and oversee responses to recommendations, if any, made to the Company by the accountants, recommend the selection of the accountants to the Board of Directors and act as a liaison between the Board of Directors and the auditors and management personnel. During the fiscal year ended December 31, 1995, the Audit Committee met once.

     Each Director except Mr. Pincus attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors held during the fiscal year ended December 31, 1995. Each member of the Audit Committee attended the one meeting of the Audit Committee held during the fiscal year ended December 31, 1995.

     The   Company  does   not  have  Nominating   or  Compensation  Committees.
Recommendations of candidates for election to the Board, properly presented to the Company, are considered by the Board of Directors acting as a whole.

EXECUTIVE OFFICERS

     The officers of the Company manage its day-to-day operations and are directly responsible to the Company's Board of Directors. The Board of Directors sets broad policies for the Company and elects the officers each year at its annual organizational meeting in July. In addition to Mr. Lionel I. Pincus, Chairman of the Board of the Company, and Mr. John L. Furth, Vice Chairman of the Board and Chief Executive Officer of the Company, information with respect to whom is set forth above, the executive officers of the Company include the following persons:

          Mr. Anthony G. Orphanos*, 50, President of the Company since January 1992 and Managing Director of EMW since 1982. Associated with EMW since 1977.

          Mr. Reuben S. Leibowitz*, 48, Vice President and Chief Financial Officer of the Company since January 1989 and Managing Director of EMW. Associated with EMW since 1984.

          Mr. Eugene P. Grace*, 44, Vice President and Secretary of the Company since October 1994. Associated with EMW since 1994. Prior to becoming associated with EMW, Mr. Grace was an attorney in private practice. In addition, Mr. Grace served as Secretary and General Counsel of Home Unity Savings Bank from 1991-1992, a depository and mortgage lending institution with assets of approximately $600 million.

          Mr. Arnold M. Reichman*, 47, Vice President of the Company since October 1986 and Managing Director and Assistant Secretary of EMW. Associated with EMW since 1984.

          Mr. Stephen Distler*, 42, Treasurer of the Company since October 1986 and Managing Director and Assistant Secretary of EMW. Associated with EMW since 1984.

------------

* All of the executive officers are considered 'interested persons' of the Company, as defined under Section 2(a)(19) of the Act because of their association with EMW and receive no compensation from the Company.

                  B. RATIFICATION AND APPROVAL OR REJECTION OF
                 APPOINTMENT OF INDEPENDENT ACCOUNTANTS BY THE
                               BOARD OF DIRECTORS
                                (PROPOSAL NO. 2)

     The second proposal to be submitted at the Annual Meeting will be the ratification or rejection of the selection by the Board of Directors of Coopers & Lybrand as independent accountants for the Company for the fiscal year ending 1996, subject to termination as provided in the Act. At a meeting held on February 8, 1996, the Audit Committee of the Board of Directors of the Company recommended the selection of Coopers & Lybrand for 1996. At the Board meeting held later that day, the Board of Directors of the Company, including those Directors who are not 'interested persons' of the Company or the Adviser, approved the selection of Coopers & Lybrand for the fiscal year ending December 31, 1996, subject to termination as provided in the Act. Coopers & Lybrand has been the Company's independent accountant since 1993 and has informed the Company that it has no material direct or indirect financial interest in the Company or the Adviser. A representative of Coopers & Lybrand is not expected to be present at the Annual Meeting but will be available by telephone should any matter arise requiring the representative's presence.

                 C. ADDITIONAL INFORMATION -- BENEFICIAL OWNERS

     The following table shows certain information as of February 16, 1996, concerning persons and members of groups who may be beneficial owners of 5% or more of the shares of Common Stock, other than information concerning the beneficial ownership of Messrs. Pincus and Furth which is described on pages 2 and 3 herein. 'Beneficial ownership,' as defined in Rule 13d-3 under the Exchange Act, includes shares with respect to which the owner possesses shared voting or dispositive power.

                                                                                                      PERCENT OF
                                                                               NUMBER OF SHARES        SHARES OF
                                                                               OF COMMON STOCK       COMMON STOCK
                             NAME AND ADDRESS                                 BENEFICIALLY OWNED    OUTSTANDING(1)
---------------------------------------------------------------------------   ------------------    ---------------

Cede & Co. (2)                                                                     2,501,627             91.64%(3)
P.O. Box 20
Bowling Green Station, NY 10274

Warburg, Pincus Counsellors, Inc.                                                    493,602(4)          18.08%(5)
466 Lexington Avenue
New York, NY 10017-3147

------------

(1) Based on 2,729,862 shares of Common Stock outstanding as of the Record Date.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(2) The Company believes that Cede & Co. is not the beneficial owner of shares held of record by it; certain shares may be owned by clients for which the Adviser has investment discretion.

(3) Represents 75.13% of the aggregate number of shares of Common Stock and Preferred Stock outstanding as of the Record Date.

(4) The Adviser shares dispositive power with respect to its shares pursuant to advisory agreements between the Adviser and its clients whereby the Adviser has full power to supervise and direct the investment of its advisory accounts subject to the written objectives of its clients. Such clients retain full voting power with respect to such shares.

(5) Represents 14.82% of the aggregate number of shares of Common Stock and Preferred Stock outstanding as of the Record Date.

                                                                              NUMBER OF SHARES     PERCENT OF SHARES
                                                                             OF PREFERRED STOCK    OF PREFERRED STOCK
                             NAME AND ADDRESS                                BENEFICIALLY OWNED      OUTSTANDING(1)
--------------------------------------------------------------------------   ------------------    ------------------
Cudd & Co.(2)                                                                       30,000                 5.00%(3)
c/o The Chase Manhattan Bank, N.A.
P.O. Box 1508
Church Street Station
New York, NY 10008
Guaranty National Insurance Company                                                 50,000                 8.33%(4)
100 Inverness Terrace East
Englewood, CO 80117
Hare & Co.(2)                                                                       35,000                 5.83%(5)
c/o The Bank of New York
P.O. Box 11203
New York, NY 10249
Humana on behalf of subsidiary                                                      80,000                13.33%(6)
Humana Health Plan Inc.
500 West Main Street
Louisville, KY 40202
National Chiropractic Mutual                                                        30,000                 5.00%(3)
  Insurance Company
1441 29th Street
West Des Moines, IA 50265
Secura Mutual Insurance Company                                                     30,000                 5.00%(3)
2401 S. Memorial Drive
Appleton, WI 54912
Security Reinsurance Company                                                        50,000                 8.33%(4)
9 Farm Springs Drive
Farmington, CT 06032
Stein Roe & Farnham Incorporated,                                                  170,000                28.33%(8)
  jointly on its own behalf
  and on behalf of
Foremost Insurance Company(7)
One South Wacker Drive
Chicago, IL 60606

------------

(1) Based on 600,000 shares of 5.375% Preferred Stock due 1996 outstanding as of the Record Date.

(2) The Company believes that these entities are not the beneficial owners of shares held of record by them.

(3) Represents .90% of the aggregate number of shares of Common Stock and Preferred Stock outstanding as of the Record Date.

(4) Represents 1.50% of the aggregate number of shares of Common Stock and Preferred Stock outstanding as of the Record Date.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(5) Represents 1.05% of the aggregate number of shares of Common Stock and Preferred Stock outstanding as of the Record Date.

(6) Represents 2.40% of the aggregate number of shares of Common Stock and Preferred Stock outstanding as of the Record Date.

(7) Based on a report on Schedule 13G dated February 12, 1996 filed jointly on behalf of Stein Roe & Farnham Incorporated ('Stein Roe') and Foremost
    Insurance Company ('Foremost'), which states that Stein Roe beneficially owns and has sole dispositive power over 170,000 shares and that Foremost beneficially owns and has sole voting power over 60,000 of such shares. The
    Schedule 13G further states that Stein Roe beneficially owns shares on behalf of the following, each of which is an investment advisory client of Stein Roe:

                             CLIENT NAME                                 NUMBER OF SHARES    PERCENTAGE INTEREST
----------------------------------------------------------------------   ----------------    -------------------
   Foremost                                                                   60,000                  10%
   Health Care Indemnity, Inc. (a subsidiary of Columbia Health Care)         40,000                 6.7%
   AVEMCO Insurance Company                                                   35,000                 5.8%
   West Bend Mutual Insurance Company                                         30,000                 5.0%

(8) Represents 5.11% of the aggregate number of shares of Common Stock and Preferred Stock outstanding as of the Record Date.

                   D. OTHER MATTERS WHICH MAY COME BEFORE THE
                     ANNUAL MEETING; STOCKHOLDER PROPOSALS

     The Board of Directors of the Company does not know of any other matters which may come before the Annual Meeting. However, if any other matters, of which the Board of Directors is not now aware, are properly presented for action before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters.

     Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Company's proxy material relating to its April 1997 annual meeting of stockholders, the stockholder proposal must be received by the Company no later than November 30, 1996.

                                  E. EXPENSES

     The expense of the solicitation of proxies for the Annual Meeting will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by directors, officers and employees of the Company and the Adviser.

                                          By order of the Board of Directors,
                                          EUGENE P. GRACE
                                          Vice President and Secretary

March 4, 1996

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                            APPENDIX 1 -- PROXY CARD

COUNSELLORS TANDEM SECURITIES FUND, INC.                                   PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Arnold M. Reichman and Eugene P. Grace as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all stock of the above Company which the undersigned is entitled to vote, at the annual meeting of stockholders on April 16, 1996, and at any adjournments thereof.


--------------------------------------------------------------------------------
The Board of Directors Recommends a vote 'FOR all nominees' in Proposal 1 and 'FOR' Proposal 2.
--------------------------------------------------------------------------------

Proposal 1 -- Election of the following nominees as Directors*:


Lionel I. Pincus                                  For all Nominees (except as
  John L. Furth                                   marked to the contrary on the   Withheld for all
  Richard N. Cooper                               line provided below)            Nominees
  Donald J. Donahue                               [ ]                             [ ]
  Jack W. Fritz
  Thomas A. Melfe                                 ----------------------------------------------------
  Alexander B. Trowbridge


* The first four Nominees will be designated as Preferred and Common Directors and the last three Nominees will be designated as Preferred Directors. The Common Shareholders can only vote for the first four nominees, and the Preferred Shareholders can vote for all of the nominees.

--------------------------------------------------------------------------------


Proposal 2 -- Ratification of      For                Against            Abstain
  Coopers & Lybrand L.L.P. as      [ ]                [ ]                [ ]
  independent accountants of the
  Company for the year ending
  December 31, 1996:


                              (continued -- signature required on reverse side)

COUNSELLORS TANDEM SECURITIES FUND, INC.                                   PROXY

--------------------------------------------------------------------------------

Proposal 3 -- To vote upon any and all
business as may properly come before the meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

This proxy when properly executed will be voted in the matter directed herein by the undersigned stockholder.

If no direction is made, this proxy will be voted for Proposals 1 and 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.



                           When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           Dated:
                                  -------------------------

                           -------------------------   -------------------------
                           Signature                   Print Name

                           -------------------------   -------------------------
                           Signature if held jointly   Print Name


                                       2